UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2021
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TRISTATE CAPITAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Commission file number: 001-35913
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Pennsylvania		20-4929029
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

One Oxford Centre		(412)	304-0304
301 Grant Street, Suite 2700		(Registrant’s telephone number, including area code)
Pittsburgh,	Pennsylvania	15219
(Address of principal executive offices)		(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	TSC	Nasdaq Global Select Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 6.75% Fixed-to-Floating Rate Series A Non-Cumulative Perpetual Preferred Stock	TSCAP	Nasdaq Global Select Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 6.375% Fixed-to-Floating Rate Series B Non-Cumulative Perpetual Preferred Stock	TSCBP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§ 240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2021, TriState Capital Holdings, Inc. (the “Company”) announced that, effective January 1, 2022, the Company’s President and Chief Executive Officer, James F. Getz, will vacate that position which will be filled by Brian S. Fetterolf, in accordance with the Company’s established executive succession plan. Mr. Getz will continue to serve the Company as Chairman of the Company’s board of directors and will serve as Executive Chairman of the Company, as well as continuing to serve as Chairman of the Company’s wholly owned subsidiaries, TriState Capital Bank and Chartwell Investment Partners.

Mr. Fetterolf, 50, has served and will continue to serve as director of the Company and as President and Chief Executive Officer of TriState Capital Bank. Mr. Fetterolf is also the Vice Chairman of Chartwell Investment Partners and as President and a director of Chartwell TSC Securities Corp., the Company’s wholly owned broker-dealer subsidiary, since 2017. Mr. Fetterolf joined the Company in 2009 and has served in a series of leadership positions with increasing responsibility, including as Chief Risk Officer and General Counsel of the Bank and as Vice President of the Company. Information regarding Mr. Fetterolf’s compensation arrangements is disclosed in the Company’s definitive proxy statement for its 2021 Annual Meeting of Shareholders, which was filed with the U.S. Securities and Exchange Commission on April 7, 2021.

The Company’s press release, dated December 1, 2021, announcing the transition is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.    Description
99.1    Press release dated December 1, 2021.
104    Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRISTATE CAPITAL HOLDINGS, INC.

By	/s/ James F. Getz
James F. Getz
Chairman, President and Chief Executive Officer

Date: December 1, 2021

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